Exhibit 32.2



                       CERTIFICATION PURSUANT TO
                        18 U.S.C. SECTION 1350
             SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of Dahua Inc. (the "Company") on Form 10-QSB for the quarter ended June 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Hua Meng, Chief Financial Officer, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: August 18, 2006



/s/ Hua Meng
--------------------------
Hua Meng
Chief Financial Officer